Exhibit (c)(ii)

Strictly confidential | © Macquarie Group Limited 1 Project Epsilon Presentation to Special Committee of Board of Directors July 24, 2024 PRELIMINARY - SUBJECT TO FURTHER REVIEW AND REVISIONS

Strictly confidential | © Macquarie Group Limited 2 Important Notice and Disclaimer “Macquarie Capital” refers to Macquarie Corporate Holdings Pty Limited and its worldwide direct and indirect subsidiaries. Macquarie Corporate Holdings Pty Limited is an indirect, wholly - owned subsidiary of Macquarie Group Limited. These materials have been prepared in connection with an oral presentation to, and for the information of, the Special Committee of the Board of Directors (the “Special Committee”) of Bally’s Corporation (“Bally’s” or the “Company”) in connection with its evaluation of a potential transaction involving the Company and Standard General L.P. (the “Transaction”), and were not prepared with a view toward complying with disclosure standards under federal, state or other securities laws. These materials may not be used for any other purpose or disclosed or distributed, in whole or in part, except as otherwise expressly permitted by Macquarie Capital. Financial and other data and information contained in these materials are based on management’s own internal estimates and projections with respect to, among other matters, the anticipated future financial condition, results of operations, plans, objectives, business and performance of the Company (which management has advised reflect the best currently available estimates and judgments of management) or from (or derived from) third - party sources or publicly available information. Without limiting the generality of the foregoing, no audit or responsibility for independent verification has been undertaken with respect to the financial assumptions, data, results, calculations and forecasts contained in, presented or referred to in these materials. Actual results may vary from those contained in these materials and such variations may be significant. None of Macquarie Capital, its affiliates or any of its and their respective employees, directors, officers, contractors, consultants, advisors, members, successors, representatives and agents (collectively, its “Representatives”) makes any representation or warranty, express or implied, as to the information utilized in these materials from third - party sources or that otherwise has been made available to Macquarie Capital (the accuracy and completeness of which has been assumed and relied upon by Macquarie Capital without independent verification) nor has Macquarie Capital or its Representatives acted on the Company’s or the Special Committee’s behalf or otherwise to independently verify any such information. Macquarie Capital and its Representatives assume no responsibility under any circumstances for losses or damages resulting from any such information or for any omissions from any such information. Neither Macquarie Capital nor any of its affiliates is an advisor as to regulatory, legal, tax or accounting matters. Any decision with respect to the Transaction should be based on such due diligence investigations and other inquiries and assessments, and on the advice of independent tax advisors, legal counsel and/or other advisors, as necessary or appropriate, including as to the economic, financial, regulatory, legal, tax, accounting or other implications of the Transaction. These materials do not constitute an offer to sell or a solicitation of an offer to buy any securities or to engage in any Transaction. Macquarie Capital and its affiliates may from time to time publish or express independent research views in respect of market and industry data, which may differ, in some cases materially, from market, industry or other data or assumptions included in these materials. These materials contain selected information and do not purport to contain all information that may be required or relevant in evaluating the Transaction. These materials outline certain matters for discussion and are not and should not be construed as a fairness opinion. The information contained in these materials is necessarily based on economic, market and other conditions existing, and information available, as of the date hereof unless otherwise noted and is subject to change. Macquarie Capital assumes no obligation to update, amend or supplement these materials or any information contained herein for any reason. Macquarie Capital is not an authorized deposit - taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of Macquarie Capital do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (“MBL”). Any investments are subject to investment risk including possible delays in repayment and loss of income and principal invested. MBL does not guarantee or otherwise provide assurance in respect of the obligations of Macquarie Capital. © 2024 Macquarie Capital (USA) Inc. PRELIMINARY - SUBJECT TO FURTHER REVIEW AND REVISIONS

Strictly confidential | © Macquarie Group Limited 3 Executive Summary ● These materials summarize certain financial analyses of Macquarie Capital (USA) Inc. (“Macquarie Capital” or “we”) relating to the Company and the cash purchase price payable in the Company merger ● $18.25 per share (the “Per Share Price”) 72% implied premium to Bally’s unaffected closing stock price on 3/8/24 ($10.62) 69% implied premium to Bally’s unaffected 30 - day VWAP as of 3/8/24 ($10.77) Cash Price per Share ● Per Share Price implies a total lease adjusted enterprise value of approximately $5.9 billion and a total equity value of approximately $984 million Lease Adj. EV / LTM 3/31/24 EBITDAR Multiple: 9.2x Lease Adj. EV / 2024E EBITDAR Multiple (Management): 8.7x Lease Adj. EV / 2024E EBITDAR Multiple (Consensus): 8.8x Implied Financial Metrics (1) ● Debt Financing: $500 million Fully committed debt financing to be provided by lender ● Company Cash Amount: up to $160 million Company covenant related to using commercially reasonable efforts to have available the company cash amount Source of Funds ● Company termination fee of $11.1 million (1.5% of the Company’s equity value), payable under specified circumstances in cash ● Parent termination fee of $22.2 million (3.0% of the Company’s equity value), payable under specified circumstances in cash or stock at the election of Parent Termination Fee ● 12 months from signing Outside Date ● Requisite Company stockholder approval ● Antitrust and other regulatory approvals ● No Company material adverse effect Certain Closing Conditions Sources : Drafts, dated 7 / 24 / 2024 , of Agreement and Plan of Merger and Debt Commitment Letter . Bally’s projections per Bally’s management as of 7 / 16 / 2024 , Bally’s public filings, FactSet as of 7 / 23 / 2024 except as otherwise noted . (1) Per Bally’s Form 10 - Q as of 3 / 31 / 2024 and draft, dated 7 / 24 / 2024 , of Agreement and Plan of Merger as noted . Fully diluted shares outstanding calculated using treasury stock method and includes 40 . 6 million basic shares as of 7 / 23 / 2024 , 7 . 9 million Sinclair penny warrants, 3 . 3 million Sinclair performance warrants, 44 . 1 k MFK penny warrants, 8 . 6 k Telescope contingent shares and 2 . 1 million outstanding awards under equity incentive plans as of 7 / 23 / 2024 . Net debt, non - controlling interest, and lease liabilities per Bally’s Form 10 - Q as of 3 / 31 / 2024 . Consensus estimates as of Bally’s unaffected date . PRELIMINARY - SUBJECT TO FURTHER REVIEW AND REVISIONS

Strictly confidential | © Macquarie Group Limited 4 2028E 2027E 2026E 2025E 2024E 2023A ($ in millions) $2,230.3 $2,042.8 $1,718.1 $1,505.4 $1,435.4 $1,267.7 Attributable Net Revenues Casino & Resorts 582.8 489.2 403.3 309.2 208.9 112.6 North America Interactive 1,221.2 1,174.3 1,125.0 1,074.6 1,006.6 973.2 International Interactive $4,034.2 $3,706.3 $3,246.4 $2,889.2 $2,650.9 $2,353.6 Attributable Total Net Revenue 8.8% 14.2% 12.4% 9.0% 12.6% 5.5% YoY Growth $616.8 $561.8 $503.8 $459.3 $428.0 $418.6 Attributable Adj. EBITDAR Casino & Resorts 58.6 33.0 15.9 (6.6) (29.2) (55.7) North America Interactive 407.2 394.8 378.5 360.4 337.9 343.6 International Interactive (60.4) (58.3) (56.9) (55.2) (54.1) (63.8) Corporate $1,022.3 $931.4 $841.3 $757.9 $682.6 $642.8 Attributable Total Adj. EBITDAR 9.8% 10.7% 11.0% 11.0% 6.2% 7.5% YoY Growth 25.3% 25.1% 25.9% 26.2% 25.8% 27.3% % Margin $232.6 $229.2 $219.8 $197.9 $141.4 $126.2 Attributable Total Rent (1) $789.7 $702.2 $621.5 $560.0 $541.3 $516.6 Attributable Adj. EBITDA 12.5% 13.0% 11.0% 3.5% 4.8% (5.8%) YoY Growth 19.6% 18.9% 19.1% 19.4% 20.4% 21.9% % Margin $162.6 $262.0 $795.7 $673.2 $341.8 $615.7 Attributable Total Capex 4.0% 7.1% 24.5% 23.3% 12.9% 26.2% % of Net Revenue CAGR 23A - '28E 12.0% 38.9% 4.6% 11.4% 8.1% NA 3.5% (1.1%) 9.7% 13.0% 8.9% NA Bally’s Financial Summary Forecast prepared by Bally’s management and approved by both Bally’s Board of Directors and Special Committee on July 18, 2024 (“Management Projections”) • To calculate attributable financials, certain adjustments to the Management Projections (prepared on a consolidated basis) were provided by Bally’s management to reflect Bally’s 75% economic interest in the Chicago permanent site, 51% economic interest in the State College, Pennsylvania development project, and removal of Tropicana Las Vegas financial contribution (“Attributable Financials”) (please see page 14 for more detail) Bally’s Financial Summary Sources: Bally’s projections and related adjustments per Bally’s management as of 7/16/2024, public filings. Note: “NA” denotes not applicable. EBITDAR is defined as earnings before interest, taxes, depreciation, amortization, other non - recurring items, and rent (as applicable). (1) Includes attributable rent associated with Chicago facility. PRELIMINARY - SUBJECT TO FURTHER REVIEW AND REVISIONS

($ in millions, except per share data) Stock Price Adj. EBITDAR Adj. EBITDA Selected Equity Research Perspectives Selected Equity Research Reports (Pre - Standard General Proposal): 2024E 2025E 2026E Consensus Median Management Projections Source: Equity research reports. Notes: “NA” denotes not publicly available. Consensus estimates and consolidated management projections include 100% of economic interests in both Chicago and State College, Pennsylvania development project and exclude contribution from Tropicana Las Vegas project. 2026E 2025E 2024E 2026E 2025E 2024E Target ($) Rating Date of Report Broker NA $607 $546 NA $736 $673 $10.00 Neutral 2/21/2024 Broker 1 NA 581 554 NA 711 680 $9.00 Neutral 2/21/2024 Broker 2 NA 634 541 NA 763 667 $11.00 Neutral 2/22/2024 Broker 3 NA 621 555 NA 751 683 NA Buy 2/21/2024 Broker 4 678 604 533 812 735 660 $12.00 Neutral 2/21/2024 Broker 5 652 611 565 778 737 689 $15.00 Buy 2/23/2024 Broker 6 NA 604 546 NA 733 673 $14.00 Buy 2/21/2024 Broker 7 NA 617 565 NA 743 692 $9.00 Sell 2/23/2024 Broker 8 $665 $609 $550 $795 $737 $676 $11.00 Consensus Median $665 $610 $551 $795 $739 $677 $11.43 Consensus Mean Comparison Adj. EBITDAR ($ in millions) 8% 3% 1% $861 $795 $758 $737 $683 $676 PRELIMINARY - SUBJECT TO FURTHER REVIEW AND REVISIONS Strictly confidential | © Macquarie Group Limited 5

$9.68 $5.82 $6.87 $12.23 $7.28 $14.33 $9.00 $35.12 $19.76 $21.35 $34.00 $19.79 $15.84 $15.00 Financial Analyses Summary Sources: Bally’s projections and related adjustments per Bally’s management as of 7/16/2024, public filings, FactSet as of 7/23/2024 except as otherwise noted. Notes: Tropicana Las Vegas project reflected on standalone basis utilizing data from selected land - sale transactions for acreage not committed to Oakland Athletics (“A’s”) stadium development, net of lease liabilities of approximately $165 million per Bally’s Form 10 - K as of 12/31/2023. See page 12 for further details. Net debt, non - controlling interest, and lease liabilities per Bally’s Form 10 - Q as of 3/31/2024. Fully diluted shares outstanding calculated using treasury stock method and includes 40.6 million basic shares as of 7/23/2024, 7.9 million Sinclair penny warrants, 3.3 million Sinclair performance warrants, 44.1k MFK penny warrants, 8.6k Telescope contingent shares and 2.1 million outstanding awards under equity incentive plans as of 7/23/2024. (1) Assumes mid - year discounting convention; see appendix for further detail on WACC calculation. Discounted to 3/31/2024 present value date. (2) Does not include LTM Q1’24 Adj. EBITDAR contribution from Tropicana Las Vegas of approximately ($7.1m). (3) 3/8/2024 represents last full trading day prior to receipt of Standard General’s initial proposal on 3/11/2024. (4) Bally’s 30 - day VWAP of $10.77 per Bloomberg as of 3/8/2024. See page 16 for further details. Discounted Cash Flow Analysis (1) • 10.7% – 12.7% Discount Rate • 1.5% - 2.5% Perpetuity Growth Rate • 7.5x – 8.5x Adj. EBITDAR Terminal Value Multiple Selected Public Companies Analysis • 7.6x – 8.2x EV / 2024E Adj. EBITDAR ($683 million) • 6.4x – 7.5x EV / 2025E Adj. EBITDAR ($758 million) Selected Precedent Transactions Analysis • 7.8x – 8.8x EV / LTM Q1’24 Adj. EBITDAR • LTM Q1’24 Adj. EBITDAR of $651 million (2) Illustrative Sum - of - the - Parts • Based on selected public companies and selected precedent transactions for Bally’s segments • See page 15 for further details 52 - Week Trading as of Unaffected Date • Based on Bally’s high and low stock prices during prior 52 weeks as of 3/8/2024 (3) Implied Precedent Premia (4) • Based on percentage premium to 30 - day VWAP for selected minority take private transactions • 33% - 47% premium to Bally’s 30 - day VWAP stock price as of 3/8/2024 (3) Unaffected Stock Price Targets – Equity Research Analysts • Based on range of stock price targets of various equity research analysts as of 3/8/2024 Methodology $10.00 $5,505 $20.00 $6,044 $30.00 $6,583 $40.00 $7,123 Primary Informational Reference Only $0.00 Implied Lease Adj. Enterprise Value ($ millions) $4,965 Implied Lease Adj. EV / 2024E Adj. EBITDAR Multiple 7.3x Strictly confidential | © Macquarie Group Limited 6 8.1x 8.9x 9.6x 10.4x Per Share Price: $18.25 Implied Bally’s Equity Value per Share Reference Ranges PRELIMINARY - SUBJECT TO FURTHER REVIEW AND REVISIONS

$35.08 - $9.25 (2) $7,385 - (2) $5,992 - 2.5% 1.5% Perpetuity Growth Rate $26.82 - $6.58 6,939 - 5,848 - 8.5x 7.5x Lease Adj. EV / Adj. EBITDAR Terminal Value Multiple $30.95 - $7.91 $7,162 - $5,920 Discounted Cash Flow Analysis (excl. Las Vegas Tropicana) $4.17 - $1.76 225 - 95 Plus: Las Vegas Tropicana (3) $35.12 - $9.68 $7,387 - $6,015 Discounted Cash Flow Analysis (incl. Las Vegas Tropicana) Selected Public Companies Analysis $14.78 - $7.19 $5,598 - $5,188 - 8.2x 7.6x $683 Lease Adj. EV / 2024E Adj. EBITDAR $16.39 - $0.93 5,684 - 4,851 - 7.5x 6.4x 758 Lease Adj. EV / 2025E Adj. EBITDAR $15.59 - $4.06 $5,641 - $5,019 Selected Public Companies Analysis (excl. Las Vegas Tropicana) $4.17 - $1.76 225 - 95 Plus: Las Vegas Tropicana (3) $19.76 - $5.82 $5,866 - $5,114 Selected Public Companies Analysis (incl. Las Vegas Tropicana) Selected Precedent Transactions Analysis $17.17 - $5.11 $5,727 - $5,076 - 8.8x 7.8x $651 Lease Adj. EV / LTM Q1'24A Adjusted EBITDAR (excl. Las Vegas Tropicana) $4.17 - $1.76 225 - 95 Plus: Las Vegas Tropicana (3) $21.35 - $6.87 $5,952 - $5,171 Selected Precedent Transactions Analysis (incl. Las Vegas Tropicana) $34.00 - $12.23 $6,434 - $5,260 Illustrative Sum - of - the - Parts $15.84 - $14.33 $5,819 - $5,738 - 47% 33% Implied Precedent Premia (4) Implied Equity Value Implied Lease Adj. Financial Per Share Enterprise Value Metric Selected Range Reference Range Reference Range ($ in millions, except per share data) Discounted Cash Flow Analysis (1) WACC 10.7% - 12.7% Financial Analyses Summary (cont’d) Sources: Bally’s projections and related adjustments per Bally’s management as of 7/16/2024, public filings, Bloomberg, FactSet as of 7/23/2024. Notes: Net debt, non - controlling interest, and lease liabilities per Bally’s Form 10 - Q as of 3/31/2024. Fully diluted shares outstanding calculated using treasury stock method and includes 40.6 million basic shares as of 7/23/2024, 7.9 million Sinclair penny warrants, 3.3 million Sinclair performance warrants, 44.1k MFK penny warrants, 8.6k Telescope contingent shares and 2.1 million outstanding awards under equity incentive plans as of 7/23/2024. Does not include negative EBITDA contribution from Tropicana Las Vegas of approximately $4m - $30m per annum. (1) Assumes mid - year discounting convention; see appendix for further detail on WACC calculation. Discounted to 3/31/2024 present value date. (2) Reflects implied lease adj. enterprise value as implied by equity value reference range. (3) Tropicana Las Vegas project valued on standalone basis utilizing data from selected land - sale transactions acreage not committed to Oakland A’s stadium development, net of lease liabilities of approximately $165m per Bally's Form 10 - K as of 12/31/2023. See page 12 for further details. (4) Bally’s 30 - day VWAP of $10.77 per Bloomberg as of 3/8/2024. See page 16 for further details. Primary Strictly confidential | © Macquarie Group Limited 7 Informational Reference Only PRELIMINARY - SUBJECT TO FURTHER REVIEW AND REVISIONS

Discounted Cash Flow Analysis (Perpetuity Growth Rate) Discounted Cash Flow Methodology (1) Sensitivity – Implied Lease Adj. Enterprise Value (9) Sources: Bally’s projections and related adjustments per Bally’s management as of 7/16/2024, public filings. (1) Assumes mid - year discounting convention; see appendix for further detail on WACC calculation. Discounted to 3/31/2024 present value date. Reflects 75% economic interest in Chicago permanent site upon opening and 51% economic interest in State College, Pennsylvania development project. (2) Adjusted EBITDA includes attributable rent (interest expense) associated with Chicago facility. (3) Stock - based compensation treated as a cash expense. (4) Reflects Bally’s capex adjusted for Chicago IPO proceeds and other financing related items, including cash costs added back to EBITDA. (5) Calculated by applying 2.0% perpetuity growth rate to 2028E cash flows. (6) Excludes lease liabilities. (7) Per Bally's Form 10 - Q as of 3/31/2024. (8) Fully diluted shares outstanding calculated using treasury stock method and includes 40.6 million basic shares as of 7/23/2024, 7.9 million Sinclair penny warrants, 3.3 million Sinclair performance warrants, 44.1k MFK penny warrants, 8.6k Telescope contingent shares and 2.1 million outstanding awards under equity incentive plans as of 7/23/2024. (9) Includes lease liabilities per Bally's Form 10 - Q as of 3/31/2024, net of $165m of Tropicana Las Vegas lease liability and includes attributable portion of Chicago financing liabilities. ($ in millions, except per share data) 2023A 9 Mo. Ending Fiscal Year Ending December 31, 2024E 2025E 2026E 2027E 2028E Attributable Adjusted EBITDAR Attributable Adjusted EBITDA (2) ( - ) Chicago Cash Development Costs ( - ) D&A ( - ) SBC (3) $643 $517 $535 $425 (22) (219) (22) $758 $560 (28) (315) (25) $841 $621 (25) (341) (25) $931 $702 - - (352) (25) $1,022 $790 - - (319) (25) EBIT ( - ) Taxes at 22.0% $162 (36) $192 (42) $230 (51) $326 (72) $445 (98) NOPAT $126 $150 $180 $254 $347 319 352 341 315 219 (+) D&A (182) (188) (323) (247) (330) ( - ) Capital Expenditures, Net (4) - - - - - - - - - - (+/ - ) Change in NWC $485 $418 $198 $218 $15 Unlevered Free Cash Flow Perpetuity Growth Rate at Illustrative Midpoint NTM Cash Flow (2029) (5) Perpetuity Growth Rate $514 2.0% Terminal Value (x) Present Value Factor (11.7% WACC) $5,302 0.62 Present Value of Terminal Value $3,312 Terminal Value as % of Total Present Value 77.7% Sum - of - Present Value of Annual Cash Flows $953 Illustrative DCF at Midpoint (6) $4,265 ( - ) Net Debt + Non - Controlling Interest (7) Illustrative Implied Equity Value Fully Diluted Shares Outstanding (m) (8) (3,177) $1,087 53.9 Illustrative Implied Equity Value per Share $20.16 Perpetuity Growth Rate 1.5% 2.0% 2.5% 10.7% $6,904 $7,131 $7,385 11.7% 12.7% $6,402 $5,992 $6,580 $6,134 $6,777 $6,291 WACC Sensitivity – Implied Equity Value per Share Sensitivity – Implied Enterprise Value Rate Perpetuity Growth 2.5% 2.0% 1.5% $35.08 $30.37 $26.17 10.7% $23.82 $20.16 $16.87 11.7% $14.80 $11.89 $9.25 12.7% WACC Perpetuity Growth Rate 0.62 0.70 0.78 0.87 0.96 (x) Present Value Factor (11.7% WACC) $303 $291 $154 $190 $15 Present Value of Cash Flow 1.5% 2.0% 2.5% 10.7% $4,589 $4,815 $5,069 11.7% 12.7% $4,087 $3,676 $4,265 $3,819 $4,462 $3,975 WACC PRELIMINARY - SUBJECT TO FURTHER REVIEW AND REVISIONS Strictly confidential | © Macquarie Group Limited 8

$678 $555 $450 $390 $271 EBIT (pre Rent Expense) (149) (122) (99) (86) (60) ( - ) Taxes at 22.0% $529 $433 $351 $304 $212 NOPAT (pre Rent Expense) 319 352 341 315 219 (+) D&A (182) (188) (323) (247) (330) ( - ) Capital Expenditures, Net (3) - - - - - - - - - - (+/ - ) Change in NWC $667 $596 $369 $372 $101 Unlevered Free Cash Flow 0.62 0.70 0.78 0.87 0.96 (x) Present Value Factor (11.7% WACC) $416 $416 $288 $324 $97 Present Value of Cash Flow EBITDAR $1,022 Multiple Method at Illustrative Midpoint $1,541 Sum - of - Present Value of Annual Cash Flows $6,375 Illustrative DCF at Midpoint (3,177) ( - ) Net Debt + Non - Controlling Interest (4) (2,316) ( - ) Lease Liabilities (5) $882 Illustrative Implied Equity Value 53.9 Fully Diluted Shares Outstanding (m) (6) $16.35 Illustrative Implied Equity Value per Share ($ in millions, except per share data) 2023A 9 Mo. Ending Fiscal Year Ending December 31, 2024E 2025E 2026E 2027E 2028E Attributable Adjusted EBITDAR ( - ) Chicago Cash Development Costs ( - ) D&A ( - ) SBC (2) $643 $535 (22) (219) (22) $758 (28) (315) (25) $841 (25) (341) (25) $931 - - (352) (25) $1,022 - - (319) (25) (x) Terminal Multiple (Midpoint) 8.0x Terminal Value (x) Present Value Factor (11.7% WACC) $8,178 0.59 Present Value of Terminal Value $4,833 Terminal Value as % of Total Present Value 75.8% Discounted Cash Flow Analysis (Terminal Exit Multiple) Discounted Cash Flow Methodology (1) Sensitivity – Implied Lease Adj. Enterprise Value Sensitivity – Implied Equity Value per Share Sources: Bally’s projections and related adjustments per Bally’s management as of 7/16/2024, public filings. (1) Assumes mid - year discounting convention; see appendix for further detail on WACC calculation. Discounted to 3/31/2024 present value date. Reflects 75% economic interest in Chicago permanent site upon opening and 51% economic interest in State College, Pennsylvania development project. (2) Stock - based compensation treated as a cash expense. (3) Reflects Bally’s capex adjusted for Chicago IPO proceeds and other financing related items, including cash costs added back to EBITDA. (4) Per Bally's Form 10 - Q as of 3/31/2024. (5) Represents lease liabilities per Bally's Form 10 - Q as of 3/31/2024, net of $165m of Tropicana Las Vegas lease liability and includes attributable portion of Chicago financing liabilities. (6) Fully diluted shares outstanding calculated using treasury stock method and includes 40.6 million basic shares as of 7/23/2024, 7.9 million Sinclair penny warrants, 3.3 million Sinclair performance warrants, 44.1k MFK penny warrants, 8.6k Telescope contingent shares and 2.1 million outstanding awards under equity incentive plans as of 7/23/2024. 7.5x Terminal EBITDAR Multiple 8.0x 8.5x 10.7% $6,309 $6,624 $6,939 11.7% 12.7% $6,073 $5,848 $6,375 $6,137 $6,677 $6,427 WACC Terminal EBITDAR Multiple Strictly confidential | © Macquarie Group Limited 9 8.5x 8.0x 7.5x $26.82 $20.98 $15.13 10.7% $21.95 $16.35 $10.75 11.7% $17.31 $11.95 $6.58 12.7% WACC PRELIMINARY - SUBJECT TO FURTHER REVIEW AND REVISIONS

Strictly confidential | © Macquarie Group Limited 10 Selected Public Companies Selected Public Company Statistics Closing Sources: Public filings, equity research, FactSet as of 7/23/2024 except as otherwise noted, and Bally’s projections and related adjustments per Bally’s management as of 7/16/2024. Notes: Metrics other than 2024E and 2025E lease adjusted EV / Adj. EBITDAR, weighted average of median multiples and Bally’s multiples shown for informational reference. Applicable financials converted to USD using FX spot rate as of 7/23/2024. Market cap calculated using basic shares outstanding as of 7/23/2024 adjusted for equity incentive plans and in - the money equity options outstanding as of 3/31/2024 or as of 6/30/2024 (if available). Net debt, lease liabilities, financing obligations, non - controlling interest, equity investments, and cash and cash equivalents as of 3/31/2024 or as of 6/30/2024 (if available). (1) Reflects Bally’s unaffected stock price and market cap as of 3/8/2024. Multiples based on consensus estimates. (2) Weighted average based on projected 2024E and 2025E segment Adj. EBITDA contribution for casino & resorts and international interactive only, per Attributable Financials from Bally’s management. Lease Adj. EV / Adj. EBITDAR Lease Adj. Lease Enterprise Net Market Stock Price ($ in millions, except per share data) 2024E 2025E EV Adjustments Value Debt Debt Cap 7/23/2024 (1) Company 8.2x 7.5x $5,528 $1,403 $4,125 $3,563 $3,726 $561 $10.62 Bally's (Unaffected) (1) US Regional Gaming Operators 7.0x 6.9x $9,226 $796 $8,430 $2,614 $2,897 $5,816 $59.85 Boyd Gaming Corp 8.7x 8.0x 33,297 13,442 19,855 11,710 12,436 8,118 $36.78 Caesars Entertainment Inc 12.9x 11.3x 14,723 - - 14,723 4,813 4,963 10,557 $141.68 Churchill Downs, Inc 7.2x 7.0x 1,237 - - 1,237 269 674 967 $31.16 Golden Entertainment Inc 7.6x 7.4x 1,303 - - 1,303 (34) 6 1,337 $69.95 Monarch Casino & Resorts, Inc 10.0x 7.1x 628 - - 628 431 477 198 $5.42 Full House Resorts, Inc 10.1x 7.6x 13,456 8,684 4,772 1,895 2,798 2,964 $19.07 Penn Entertainment Inc 8.7x 7.4x Median International Interactive 5.6x 4.6x $2,154 - - $2,154 $1,814 $2,144 $384 $0.86 888 Holdings 4.7x 4.3x 1,549 - - 1,549 (98) 188 1,633 $11.44 Betsson AB 7.4x 7.0x 9,877 - - 9,877 3,815 4,333 5,445 $8.50 Entain plc 17.0x 13.3x 41,734 - - 41,734 5,535 6,888 36,032 $202.60 Flutter Entertainment plc 6.1x 5.3x 4,571 - - 4,571 1,328 2,213 3,196 $12.68 Lottomatica Group 6.6x 5.1x 1,592 - - 1,592 (314) 0 1,886 $3.73 Super Group Limited 6.3x 5.2x Median 7.6x 6.4x Weighted Average of Median Multiples (2) PRELIMINARY - SUBJECT TO FURTHER REVIEW AND REVISIONS

Selected Precedent Transactions Sources: Public filings, Berenberg equity research, and Bally’s projections and related adjustments per Bally’s management as of 7/16/2024. Note: Financials converted to USD using FX spot rate at time of announcement. Metrics other than LTM Adj. EBITDAR weighted average overall multiple shown for informational reference. (1) Weighted average international interactive multiple based on Bally’s 2023A international interactive segment EBITDA contribution from Japan market (approximately 30%) vs. other fully regulated markets (approximately 70%). For purposes of weighted average calculation, Japan market multiple rounded to 4.5x. (2) Weighted average overall multiple calculated based on Bally’s 2023A segment EBITDA contribution from casino & resorts (approximately 55%) and international interactive (approximately 45%) only, per Attributable Financials. Weighted average overall calculation considers US regional gaming operator median multiple and weighted average international interactive multiple. Selected Precedent Transactions Txn Value / LTM Transaction ($ in millions) Date LTM Adj. EBITDAR Adj. EBITDAR Value Announced Acquiror Target US Regional Gaming Operator (Multi - Asset) 10.5x $262 $2,750 Peninsula Pacific Entertainment Churchill Downs Incorporated Feb 2022 7.8x 50 385 Mountaineer, Cape Girardeau & Caruthersville Century Casinos / VICI Properties Jun 2019 8.9x 207 1,850 Tropicana Entertainment Eldorado Resorts, Inc / Gaming & Leisure Properties, Inc Apr 2018 8.6x 96 822 American Casino & Entertainment Golden Entertainment inc Jun 2017 8.8x 194 1,700 Isle of Capri Casinos, Inc Eldorado Resorts, Inc Sep 2016 8.3x 70 580 Affinity Gaming Z Capital Partners Aug 2016 8.7x Median 10.9x $254 $2,774 Kindred Group plc International Interactive Jan 2024 FDJ Group 8.6x 34 291 MaxBet Sep 2023 Flutter Entertainment plc 8.6x 36 306 Betflag SpA Nov 2022 Lottomatica Group 13.3x 46 607 LeoVegas May 2022 MGM Resorts International 10.0x 48 480 BetCity.nl Jun 2022 Entain plc 7.7x 280 2,163 Sisal Dec 2021 Flutter Entertainment plc 10.4x 52 542 Tombola Nov 2021 Flutter Entertainment plc 7.2x 362 2,602 William Hill plc (non - US Assets) Sep 2021 888 Holdings 9.3x Median 4.3x $41 $175 GVC (Turkey Segment) International Interactive (Grey Markets) Nov 2017 Ropso Malta Weighted Average International Interactive Multiple (1) 7.8x US Regional Gaming Operator (Multi - Asset), International Interactive & International Interactive (Grey Markets) Weighted Average Overall Multiple (2) 8.3x PRELIMINARY - SUBJECT TO FURTHER REVIEW AND REVISIONS Strictly confidential | © Macquarie Group Limited 11

7/23/2024, 7.9 million Sinclair penny warrants, 3.3 million Sinclair performance warrants, 44.1k MFK penny warrants, 8.6k Telescope contingent shares and 2.1 million outstanding awards under equity incentive plans as of 7/23/2024. Strictly confidential | © Macquarie Group Limited 12 Price per Acre ($m) Acres (in Actuals) Transaction Value ($m) Location Target Acquiror Date Announced ~$13 10 $125 Front of Strip, south of the Fountainebleau LVCVA Flag Luxury Group Mar 2023 ~7 13 93 Southern end of Strip, near Mandalay Bay MGM Resorts Three Affiliated Tribes Dec 2022 ~8 10 75 Corner of Las Vegas Blvd & Convention Center Dr Undisclosed Siegel Group May 2022 ~14 25 350 Fontainebleau Steve Witkoff Jeffrey Soffer & Koch Industries Feb 2021 ~9 38 336 Across from Wynn Las Vegas Undisclosed Wynn Resorts Dec 2017 ~24 25 600 Fontainebleau Carl Icahn Steve Witkoff Aug 2017 ~$11 Median 35 Acreage Assumptions Las Vegas Tropicana Property (Total Acres) (9) ( - ) Acres Committed to Oakland A's Stadium Site 26 Uncommitted Las Vegas Tropicana Acres High Low Implied Land Valuations 26 26 Uncommitted Las Vegas Tropicana Acres $15 $10 (x) Assumed Price per Acre ($m) $390 $260 Implied Land Sale Value of Available Acres (165) (165) ( - ) Lease Liability ($m) (1) $225 $95 Implied Land Sale Value of Available Acres 53.9 53.9 (/) Fully Diluted Shares Outstanding (m) (2) $4.17 $1.76 Implied Equity Value per Share Selected Precedent Land - Sale Transactions (Tropicana Las Vegas Attributable Land Value) Sources: Public filings, press releases. Notes: (1) Tropicana Las Vegas lease liabilities per Bally's Form 10 - K as of 12/31/2023. (2) Fully diluted shares outstanding calculated using treasury stock method and includes 40.6 million basic shares as of PRELIMINARY - SUBJECT TO FURTHER REVIEW AND REVISIONS

Strictly confidential | © Macquarie Group Limited 13 APPENDIX Supplemental Information PRELIMINARY - SUBJECT TO FURTHER REVIEW AND REVISIONS

Financial Reconciliation (Reconciliation from Management Projections to Attributable Financials) Sources: Bally’s projections and related adjustments per Bally’s management as of 7/16/2024, public filings. Note: “NA” denotes not applicable. (1) Reflects non - controlling interest adjustments for Chicago and State College, Pennsylvania development projects and Tropicana Las Vegas contribution. (2) Includes attributable rent (interest expense) associated with Chicago facility. CAGR 23A - '28E 2028E 2027E 2026E 2025E 2024E 2023A ($ in millions) 12.2% $4,345.7 $3,963.9 $3,352.3 $2,889.2 $2,671.8 $2,449.1 Consolidated Net Revenues: (311.5) (257.6) (105.9) - - (20.9) (95.5) Less: Adjustment for Non - Controlling Interests and Tropicana LV (1) 11.4% $4,034.2 $3,706.3 $3,246.4 $2,889.2 $2,650.9 $2,353.6 Attributable Net Revenue 8.8% 14.2% 12.4% 9.0% 12.6% 5.5% YoY Growth 10.9% $1,093.6 $984.8 $861.0 $757.9 $682.6 $653.2 Consolidated EBITDAR: (71.3) (53.4) (19.7) - - - - (10.4) Less: Adjustment for Non - Controlling Interests and Tropicana LV (1) 9.7% $1,022.3 $931.4 $841.3 $757.9 $682.6 $642.8 Attributable EBITDAR 9.8% 10.7% 11.0% 11.0% 6.2% 7.5% YoY Growth 25.3% 25.1% 25.9% 26.2% 25.8% 27.3% % Margin 14.4% $273.5 $269.4 $257.4 $211.8 $155.1 $139.8 Consolidated Rent: (2) (40.9) (40.2) (37.6) (13.9) (13.7) (13.6) Less: Adjustment for Non - Controlling Interests and Tropicana LV (1) 13.0% $232.6 $229.2 $219.8 $197.9 $141.4 $126.2 Attributable Rent 8.9% $789.7 $702.2 $621.5 $560.0 $541.3 $516.6 Attributable Adj. EBITDA 12.5% 13.0% 11.0% 3.5% 4.8% (5.8%) YoY Growth 19.6% 18.9% 19.1% 19.4% 20.4% 21.9% % Margin $162.6 $262.0 $795.7 $673.2 $395.7 $618.8 Consolidated Capex: - - - - - - - - (53.9) (3.1) Less: Adjustment for Non - Controlling Interests and Tropicana LV (1) NA $162.6 $262.0 $795.7 $673.2 $341.8 $615.7 Attributable Capex 4.0% 7.1% 24.5% 23.3% 12.9% 26.2% % of Net Revenue Strictly confidential | © Macquarie Group Limited 14 PRELIMINARY - SUBJECT TO FURTHER REVIEW AND REVISIONS

Strictly confidential | © Macquarie Group Limited 15 Illustrative Sum - of - the - Parts (Informational Reference Only; Selected Trading Multiples and Precedents) Sources: Bally’s projections and related adjustments per Bally’s management as of 7/16/2024, public filings, FactSet as of 7/23/2024. (1) Represents implied reference range utilizing DCF methodology on both perpetuity growth and terminal Adj. EBITDAR exit multiple basis. Reflects 75% economic interest in Chicago permanent site upon opening and 51% economic interest in State College, Pennsylvania development project. (2) Represents implied reference range of Tropicana project utilizing data from selected land - sale transactions for acreage not committed to Oakland A’s stadium development, net of lease liabilities of approximately $165m per Bally's Form 10 - K as of 12/31/2023. See page 12 for further details. (3) Per Bally's Form 10 - Q as of 3/31/2024. (4) Represents lease liabilities per Bally's Form 10 - Q as of 3/31/2024, net of $165m of Tropicana Las Vegas lease liability and $200m of Chicago financing obligations. (5) Fully diluted shares outstanding calculated using treasury stock method and includes 40.6 million basic shares as of 7/23/2024, 7.9 million Sinclair penny warrants, 3.3 million Sinclair performance warrants, 44.1k MFK penny warrants, 8.6k Telescope contingent shares and 2.1 million outstanding awards under equity incentive plans as of 7/23/2024. Implied Lease Adj. Enterprise Value Reference Range Selected Multiple Range Financial Metric ($ in millions, except per share data) Casino & Resorts $3,187 - $2,794 - 8.1x 7.1x $393 Lease Adj. EV / 2024E Adj. EBITDAR $3,190 - $2,786 - 7.9x 6.9x $404 Lease Adj. EV / 2025E Adj. EBITDAR $3,189 - $2,790 Selected Public Companies Analysis $3,787 - $3,374 - 9.2x 8.2x $413 Selected Precedent Transactions Analysis (Lease Adj. EV / Adj. EBITDAR) $3,488 - $3,082 US Casino & Resorts Value (Excl. Chicago, State College, & Las Vegas) $268 - $59 Plus: Chicago and State College, Pennsylvania Value (1) $225 - $95 Plus: Las Vegas Tropicana Value (2) $3,981 - $3,236 Total Implied US Casino & Resorts Value International Interactive $2,129 - $1,791 - 6.3x 5.3x $338 Lease Adj. EV / 2024E Adj. EBITDAR $1,982 - $1,622 - 5.5x 4.5x $360 Lease Adj. EV / 2025E Adj. EBITDAR $2,056 - $1,706 Selected Public Companies Analysis $2,865 - $2,521 - 8.3x 7.3x $347 Selected Precedent Transactions Analysis (Lease Adj. EV / Adj. EBITDAR) $2,460 - $2,114 Total Implied International Interactive Value North America Interactive $706 - $497 - 3.4x 2.4x $209 Lease Adj. EV / 2024E Revenue $935 - $626 - 3.0x 2.0x $309 Lease Adj. EV / 2025E Revenue $821 - $561 Selected Public Companies Analysis $389 - $259 - 3.0x 2.0x $130 Selected Precedent Transactions Analysis (Lease Adj. EV / Revenue) $605 - $410 Total Implied North America Interactive Value $7,046 - $5,760 - 10.0x 8.2x $705 Implied Consolidated Lease Adj. Enterprise Value (Adj. EBITDAR - Pre - Corporate) ($612) - ($500) - 10.0x 8.2x ($61) Total Implied Corporate (Adj. EBITDAR) $6,434 - $5,260 - 10.0x 8.2x $644 Implied Consolidated Lease Adj. Enterprise Value (Adj. EBITDAR) (3,177) (3,177) Less: Net Debt + Non - Controlling Interest (3) (1,423) (1,423) Less: Lease Liabilities (4) $1,834 - $659 Implied Equity Value 53.9 53.9 Fully Diluted Shares Outstanding (m) (5) $34.00 - $12.23 Implied Equity Value per Share PRELIMINARY - SUBJECT TO FURTHER REVIEW AND REVISIONS

Implied Selected Precedent Premia (Informational Reference Only) Source: FactSet. (1) Includes transactions announced since 2010 for North American companies with greater than $100 million in enterprise value, excluding master limited partnership and real estate transactions. Includes transactions with both stock and cash consideration. Represents transactions in which a stockholder (10% to 50% ownership) acquired outstanding public stock. (2) Includes transactions announced since 2019 for North American transactions with greater than $100 million in enterprise value, excluding master limited partnership and real estate transactions. Includes transactions with both stock and cash consideration. Shown for informational reference. Implied Premia to 30 - Day VWAP: Minority Take Private Transactions (1) For Reference: Implied Premia to 30 - Day VWAP: All Transactions (2) Summary Statistics 30 - Day VWAP Premia Transaction Count 30 Summary Statistics 30 - Day VWAP Premia Transaction Count 356 36% 47% Median Mean 33% Strictly confidential | © Macquarie Group Limited 16 47% Median Mean PRELIMINARY - SUBJECT TO FURTHER REVIEW AND REVISIONS

Strictly confidential | © Macquarie Group Limited 17 US Regional Gaming Operators Estimated Weighted Average Cost of Capital Estimated Cost of Equity and Debt 14.9% Estimated Cost of Equity 1.73 Re - Levered Beta (1) 68.8% Equity / Total Capitalization Ratio 5.0% Equity Market Risk Premium (2) 5.9% Estimated After - Tax Cost of Debt 8.7% Beta Adjusted Equity Market Risk Premium 31.2% Debt / Total Capitalization Ratio 4.3% Risk - Free Rate (US 10 - Year Treasury Rate) (3) 2.0% Size Premium (4) 14.9% Estimated Cost of Equity 7.6% Pre - Tax Cost of Debt (5) 22.0% Applicable Tax Rate 12.1% Weighted Average Cost of Capital 5.9% Estimated After - Tax Cost of Debt International Interactive Estimated Weighted Average Cost of Capital Estimated Cost of Equity and Debt 12.0% Estimated Cost of Equity 1.14 Re - Levered Beta (1) 78.7% Equity / Total Capitalization Ratio 5.0% Equity Market Risk Premium (2) 5.9% Estimated After - Tax Cost of Debt 5.7% Beta Adjusted Equity Market Risk Premium 21.3% Debt / Total Capitalization Ratio 4.3% Risk - Free Rate (US 10 - Year Treasury Rate) (3) 2.0% Size Premium (4) 12.0% Estimated Cost of Equity 7.6% Pre - Tax Cost of Debt (5) 22.0% Applicable Tax Rate 10.7% Weighted Average Cost of Capital 5.9% Estimated After - Tax Cost of Debt US Online B2C Operators (6) Estimated Weighted Average Cost of Capital Estimated Cost of Equity and Debt 16.7% Estimated Cost of Equity 2.08 Re - Levered Beta (1) 100.0% Equity / Total Capitalization Ratio 5.0% Equity Market Risk Premium (2) -- % Estimated After - Tax Cost of Debt 10.4% Beta Adjusted Equity Market Risk Premium -- % Debt / Total Capitalization Ratio 4.3% Risk - Free Rate (US 10 - Year Treasury Rate) (3) 2.0% Size Premium (4) 16.7% Estimated Cost of Equity -- % Pre - Tax Cost of Debt (5) 22.0% Applicable Tax Rate 16.7% Weighted Average Cost of Capital -- % Estimated After - Tax Cost of Debt 11.7% Combined Weighted Average Cost of Capital Weighted Average Cost of Capital Calculation Sources: Public filings, Kroll, FactSet and Bloomberg as of 7/23/2024. (1) Levered Beta = Unlevered Beta x [1 + (1 – Tax Rate)(Debt / Equity)]; unlevered beta and debt / equity based on median of selected public companies. (2) Based on Kroll US equity risk premium as of 6/6/2024. (3) Based on US 10 - year treasury rate per Bloomberg. (4) Based on Kroll CRSP size premiums as of 12/31/2023. Reflects low cap decile. (5) Based on Advantage Data. Reflects B2 issuance index based on credit ratings of selected public companies. (6) Included in WACC for Company’s positive EBITDAR contribution from North America interactive business post - 2025E. PRELIMINARY - SUBJECT TO FURTHER REVIEW AND REVISIONS

PRELIMINARY - SUBJECT TO FURTHER REVIEW AND REVISIONS Strictly confidential | © Macquarie Group Limited 18